Exhibit 99.1
TIME WARNER INC.
SUPPLEMENTARY INFORMATION
CONDENSED CONSOLIDATING FINANCIAL STATEMENTS
     TW AOL Holdings Inc. (“TW AOL Holdings”), Historic TW Inc. (“Historic TW”), Time Warner Companies, Inc. (“TW Companies”) and Turner Broadcasting System, Inc. (“TBS” and, together with TW AOL Holdings, Historic TW and TW Companies, the “Guarantor Subsidiaries”) are wholly owned subsidiaries of Time Warner Inc. (“Time Warner”). It is anticipated that the Guarantor Subsidiaries will fully and unconditionally, jointly and severally, either directly or indirectly, guarantee outstanding publicly traded indebtedness of Time Warner issued subsequent to the filing of this Current Report on Form 8-K.
     The Securities and Exchange Commission’s (the “Commission”) rules require that condensed consolidating financial information be provided for wholly owned subsidiaries that have guaranteed debt of a registrant issued in a public offering, where each such guarantee is full and unconditional, and joint and several. Set forth below are condensed consolidating financial statements of Time Warner, including each of the Guarantor Subsidiaries. The following condensed consolidating financial statements present the results of operations, financial position and cash flows of (i) the Guarantor Subsidiaries (in each case, reflecting investments in each Guarantor Subsidiary’s consolidated subsidiaries under the equity method of accounting), (ii) the direct and indirect non-guarantor subsidiaries of Time Warner and (iii) the eliminations necessary to arrive at the information for Time Warner on a consolidated basis. There are no restrictions on the Company’s ability to obtain funds from any of its wholly owned subsidiaries through dividends, loans or advances. These condensed consolidating financial statements should be read in conjunction with the consolidated financial statements of Time Warner included in the Current Report on Form 8-K, dated November 3, 2006 and filed with the Commission on November 3, 2006, and in Time Warner’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2006, filed with the Commission on November 1, 2006.
Consolidating Statement of Operations
For The Nine Months Ended September 30, 2006

								Time
	Time	TW AOL	Historic	TW		Non-Guarantor		Warner
	Warner	Holdings	TW	Companies	TBS	Subsidiaries	Eliminations	Consolidated
	(millions)
Revenues	$—	$—	$—	$—	$859	$31,017	$(118)	$31,758

Costs of revenues	—	—	—	—	(380)	(17,614)	114	(17,880)
Selling, general and administrative	(70)	(6)	(30)	(13)	(171)	(7,432)	4	(7,718)
Amortization of intangible assets	—	—	—	—	—	(434)	—	(434)
Amounts related to securities litigation and government investigations	(90)	—	—	—	—	—	—	(90)
Merger-related, restructuring, and shutdown costs	(5)	—	—	—	—	(200)	—	(205)
Asset impairments	—	—	—	—	—	(200)	—	(200)
Gains (losses) on disposal of assets, net	20	—	—	—	(1)	3	—	22

Operating income (loss)	(145)	(6)	(30)	(13)	307	5,140	—	5,253
Equity in pretax income of consolidated subsidiaries	5,539	948	4,681	4,198	1,063	—	(16,429)	—
Interest income (expense), net	(469)	(1)	(85)	(802)	(29)	271	—	(1,115)
Other income (expense), net	22	34	(3)	56	144	1,265	(444)	1,074
Minority interest expense, net	—	—	—	—	—	(228)	(37)	(265)

Income before income taxes, discontinued operations and cumulative effect of accounting change	4,947	975	4,563	3,439	1,485	6,448	(16,910)	4,947
Income tax provision	(1,563)	(377)	(1,413)	(977)	(575)	(2,139)	5,481	(1,563)

Income before discontinued operations and cumulative effect of accounting change	3,384	598	3,150	2,462	910	4,309	(11,429)	3,384
Discontinued operations, net of tax	1,390	—	1,390	1,221	200	1,420	(4,231)	1,390

Income before cumulative effect of accounting change	4,774	598	4,540	3,683	1,110	5,729	(15,660)	4,774

Cumulative effect of accounting change, net of tax	25	—	2	2	—	2	(6)	25

Net income	$4,799	$598	$4,542	$3,685	$1,110	$5,731	$(15,666)	$4,799

TIME WARNER INC.
SUPPLEMENTARY INFORMATION
CONDENSED CONSOLIDATING FINANCIAL STATEMENTS — (Continued)
Consolidating Statement of Operations
For The Nine Months Ended September 30, 2005

								Time
	Time	TW AOL	Historic	TW		Non-Guarantor		Warner
	Warner	Holdings	TW	Companies	TBS	Subsidiaries	Eliminations	Consolidated
	(millions)
Revenues	$—	$—	$—	$—	$820	$30,174	$(116)	$30,878

Costs of revenues	—	—	—	—	(398)	(17,515)	111	(17,802)
Selling, general and administrative	(40)	(7)	(35)	(16)	(157)	(7,386)	10	(7,631)
Amortization of intangible assets	—	—	—	—	—	(438)	—	(438)
Amounts related to securities litigation and government investigations	(3,025)	—	—	—	—	—	—	(3,025)
Merger-related and restructuring costs	—	—	—	—	—	(28)	—	(28)
Asset impairments	—	—	—	—	—	(24)	—	(24)
Gains on disposal of assets, net	—	—	—	—	—	18	—	18

Operating income (loss)	(3,065)	(7)	(35)	(16)	265	4,801	5	1,948
Equity in pretax income of consolidated subsidiaries	5,295	885	3,525	3,135	878	—	(13,718)	—
Interest income (expense), net	(336)	—	(67)	(560)	(61)	73	(1)	(952)
Other income, net	40	941	51	1	109	302	(335)	1,109
Minority interest expense, net	—	—	—	—	—	(171)	—	(171)

Income before income taxes	1,934	1,819	3,474	2,560	1,191	5,005	(14,049)	1,934
Income tax provision	(657)	(645)	(1,025)	(683)	(447)	(1,559)	4,359	(657)

Income before discontinued operations	1,277	1,174	2,449	1,877	744	3,446	(9,690)	1,277
Discontinued operations, net of tax	90	—	90	90	—	90	(270)	90

Net income	$1,367	$1,174	$2,539	$1,967	$744	$3,536	$(9,960)	$1,367

TIME WARNER INC.
SUPPLEMENTARY INFORMATION
CONDENSED CONSOLIDATING FINANCIAL STATEMENTS — (Continued)
Consolidating Statement of Operations
For The Year Ended December 31, 2005

								Time
	Time	TW AOL	Historic	TW		Non-Guarantor		Warner
	Warner	Holdings	TW	Companies	TBS	Subsidiaries	Eliminations	Consolidated
	(millions)
Revenues	$—	$—	$—	$—	$1,099	$41,442	$(140)	$42,401

Costs of revenues	—	—	—	—	(514)	(24,026)	132	(24,408)
Selling, general and administrative	(91)	(10)	(48)	(21)	(221)	(10,061)	13	(10,439)
Amortization of intangible assets	—	—	—	—	—	(587)	—	(587)
Amounts related to securities litigation and government investigations	(2,865)	—	—	—	—	—	—	(2,865)
Merger-related and restructuring costs	—	—	—	—	—	(117)	—	(117)
Asset impairments	—	—	—	—	—	(24)	—	(24)
Gains on disposal of assets, net	—	—	—	—	—	23	—	23

Operating income (loss)	(2,956)	(10)	(48)	(21)	364	6,650	5	3,984
Equity in pretax income of consolidated subsidiaries	6,951	1,024	5,079	4,620	1,106	—	(18,780)	—
Interest income (expense), net	(446)	—	(82)	(778)	(80)	120	—	(1,266)
Other income, net	50	935	52	1	160	380	(453)	1,125
Minority interest expense, net	—	—	—	—	—	(244)	—	(244)

Income before income taxes	3,599	1,949	5,001	3,822	1,550	6,906	(19,228)	3,599
Income tax provision	(1,051)	(638)	(1,424)	(966)	(601)	(2,046)	5,675	(1,051)

Income before discontinued operations	2,548	1,311	3,577	2,856	949	4,860	(13,553)	2,548
Discontinued operations, net of tax	123	—	123	123	(4)	123	(365)	123

Net income	$2,671	$1,311	$3,700	$2,979	$945	$4,983	$(13,918)	$2,671

TIME WARNER INC.
SUPPLEMENTARY INFORMATION
CONDENSED CONSOLIDATING FINANCIAL STATEMENTS — (Continued)
Consolidating Statement of Operations
For The Year Ended December 31, 2004

								Time
	Time	TW AOL	Historic	TW		Non-Guarantor		Warner
	Warner	Holdings	TW	Companies	TBS	Subsidiaries	Eliminations	Consolidated
	(millions)
Revenues	$—	$—	$—	$—	$1,012	$40,173	$(192)	$40,993

Cost of revenues	—	—	—	—	(509)	(23,528)	181	(23,856)
Selling, general and administrative	(139)	(31)	(55)	(25)	(222)	(9,979)	6	(10,445)
Amortization of intangible assets	—	—	—	—	—	(615)	—	(615)
Amounts related to securities litigation and government investigations	(536)	—	—	—	—	—	—	(536)
Merger-related and restructuring costs	—	—	—	—	—	(50)	—	(50)
Asset impairments	—	—	—	—	—	(10)	—	(10)
Gains on disposal of assets, net	—	20	—	—	(7)	8	—	21

Operating income (loss)	(675)	(11)	(55)	(25)	274	5,999	(5)	5,502
Equity in pretax income of consolidated subsidiaries	5,539	695	4,708	3,993	1,258	—	(16,193)	—
Interest expense, net	(611)	—	(91)	(558)	(59)	(214)	—	(1,533)
Other income (expense), net	37	245	47	(9)	135	493	(426)	522
Minority interest expense, net	—	—	—	—	—	(201)	—	(201)

Income before income taxes, discontinued operations and cumulative effect of accounting change	4,290	929	4,609	3,401	1,608	6,077	(16,624)	4,290
Income tax provision	(1,450)	(248)	(1,680)	(1,232)	(598)	(2,133)	5,891	(1,450)

Income before discontinued operations and cumulative effect of accounting change	2,840	681	2,929	2,169	1,010	3,944	(10,733)	2,840
Discontinued operations, net of tax	234	—	239	238	1	239	(717)	234

Income before cumulative effect of accounting change	3,074	681	3,168	2,407	1,011	4,183	(11,450)	3,074
Cumulative effect of accounting change, net of tax	34	34	—	—	—	34	(68)	34

Net income	$3,108	$715	$3,168	$2,407	$1,011	$4,217	$(11,518)	$3,108

TIME WARNER INC.
SUPPLEMENTARY INFORMATION
CONDENSED CONSOLIDATING FINANCIAL STATEMENTS — (Continued)
Consolidating Statement of Operations
For The Year Ended December 31, 2003

								Time
	Time	TW AOL	Historic	TW		Non-Guarantor		Warner
	Warner	Holdings	TW	Companies	TBS	Subsidiaries	Eliminations	Consolidated
				(millions)
Revenues	$—	$—	$—	$—	$898	$37,768	$(142)	$38,524

Cost of revenues	—	—	—	—	(506)	(22,482)	112	(22,876)
Selling, general and administrative	(206)	(9)	(46)	(21)	(197)	(9,785)	30	(10,234)
Amortization of intangible assets	—	—	—	—	—	(628)	—	(628)
Amounts related to securities litigation and government investigations	(56)	—	—	—	—	—	—	(56)
Merger-related and restructuring costs	—	—	—	—	(11)	(98)	—	(109)
Asset impairments	—	—	—	—	—	(219)	—	(219)
Gains on disposal of assets, net	—	—	—	—	—	14	—	14

Operating income (loss)	(262)	(9)	(46)	(21)	184	4,570	—	4,416
Equity in pretax income (loss) of consolidated subsidiaries	4,663	883	3,752	3,578	582	—	(13,458)	—
Interest expense, net	(674)	—	(88)	(437)	(86)	(449)	—	(1,734)
Other income (expense), net	—	178	(9)	—	135	1,176	(280)	1,200
Minority interest expense, net	—	—	—	—	—	(155)	—	(155)

Income before income taxes and discontinued operations and cumulative effect of accounting change	3,727	1,052	3,609	3,120	815	5,142	(13,738)	3,727
Income tax benefit (provision)	(1,044)	5	(1,408)	(1,231)	(298)	(1,588)	4,520	(1,044)

Income before discontinued operations and cumulative effect of accounting change	2,683	1,057	2,201	1,889	517	3,554	(9,218)	2,683
Discontinued operations, net of tax	(505)	—	(505)	(501)	(4)	(505)	1,515	(505)

Income before cumulative effect of accounting change	2,178	1,057	1,696	1,388	513	3,049	(7,703)	2,178
Cumulative effect of accounting change, net of tax	(12)	—	(12)	(7)	(5)	(11)	35	(12)

Net income	$2,166	$1,057	$1,684	$1,381	$508	$3,038	$(7,668)	$2,166

TIME WARNER INC.
SUPPLEMENTARY INFORMATION
CONDENSED CONSOLIDATING FINANCIAL STATEMENTS — (Continued)
Consolidating Balance Sheet
September 30, 2006

						Non-		Time
	Time	TW AOL	Historic	TW		Guarantor		Warner
	Warner	Holdings	TW	Companies	TBS	Subsidiaries	Eliminations	Consolidated
				(millions)
ASSETS
Current assets
Cash and equivalents	$214	$—	$1	$4	$10	$949	$—	$1,178
Restricted cash	—	—	—	—	—	55	—	55
Receivables, net	80	—	—	—	1	5,681	—	5,762
Inventories	—	—	—	—	11	1,758	—	1,769
Prepaid expenses and other current assets	25	—	23	—	10	1,286	—	1,344
Current assets of discontinued operations	—	—	—	—	—	41	—	41

Total current assets	319	—	24	4	32	9,770	—	10,149
Noncurrent inventories and film costs	—	—	—	—	—	4,920	—	4,920
Investments in amounts due to and from consolidated subsidiaries	86,346	3,489	82,287	69,719	17,976	—	(259,817)	—
Investments, including available-for-sale securities	30	138	290	—	606	4,557	(2,067)	3,554
Property, plant and equipment, net	491	—	—	—	216	15,309	—	16,016
Intangible assets subject to amortization, net	—	—	—	—	—	5,247	—	5,247
Intangible assets not subject to amortization	—	—	—	—	634	45,909	—	46,543
Goodwill	—	—	—	—	2,586	38,670	—	41,256
Other assets	102	—	600	—	22	2,172	—	2,896
Noncurrent assets of discontinued operations	—	—	—	—	—	—	—	—

Total assets	$87,288	$3,627	$83,201	$69,723	$22,072	$126,554	$(261,884)	$130,581

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Accounts payable	$5	$—	$—	$—	$11	$1,056	$—	$1,072
Participations payable	—	—	—	—	—	2,058	—	2,058
Royalties and programming costs payable	—	—	—	—	6	1,085	—	1,091
Deferred revenue	—	—	—	—	—	1,571	—	1,571
Debt due within one year	—	—	—	—	4	97	—	101
Other current liabilities	1,051	—	89	139	(7)	4,478	(77)	5,673
Current liabilities of discontinued operations	—	—	—	—	2	61	—	63

Total current liabilities	1,056	—	89	139	16	10,406	(77)	11,629
Long-term debt	12,331	—	1,494	4,170	329	14,931	—	33,255
Debt due (from) to affiliates	(1,773)	—	—	—	735	1,038	—	—
Deferred income taxes	13,424	145	13,279	11,756	1,603	13,359	(40,142)	13,424
Deferred revenue	—	—	—	—	—	607	—	607
Mandatorily redeemable preferred membership units issued by a subsidiary	—	—	—	—	—	300	—	300
Other liabilities	470	9	1,304	407	289	4,672	(1,558)	5,593
Noncurrent liabilities of discontinued operations	—	—	—	—	—	17	—	17
Minority interests	—	—	—	—	—	3,761	215	3,976
Shareholders’ equity
Due to (from) Time Warner and subsidiaries	—	(2,188)	(8,306)	(8,319)	(4,898)	(17,138)	40,849	—
Other shareholders’ equity	61,780	5,661	75,341	61,570	23,998	94,601	(261,171)	61,780

Total shareholders’ equity	61,780	3,473	67,035	53,251	19,100	77,463	(220,322)	61,780

Total liabilities and shareholders’ equity	$87,288	$3,627	$83,201	$69,723	$22,072	$126,554	$(261,884)	$130,581

TIME WARNER INC.
SUPPLEMENTARY INFORMATION
CONDENSED CONSOLIDATING FINANCIAL STATEMENTS — (Continued)
Consolidating Balance Sheet
December 31, 2005

						Non-		Time
	Time	TW AOL	Historic	TW		Guarantor		Warner
	Warner	Holdings	TW	Companies	TBS	Subsidiaries	Eliminations	Consolidated
				(millions)
ASSETS
Current assets
Cash and equivalents	$3,798	$—	$—	$59	$36	$327	$—	$4,220
Receivables, net	291	—	—	—	1	6,231	—	6,523
Inventories	—	—	—	—	1	2,040	—	2,041
Prepaid expenses and other current assets	121	—	22	—	13	727	7	890
Current assets of discontinued operations	—	—	—	—	—	376	—	376

Total current assets	4,210	—	22	59	51	9,701	7	14,050
Noncurrent inventories and film costs	—	—	—	—	—	4,597	—	4,597
Investments in amounts due to and from consolidated subsidiaries	83,284	4,344	79,454	66,984	17,566	—	(251,632)	—
Investments, including available-for-sale securities	27	156	284	—	473	4,316	(1,761)	3,495
Property, plant and equipment, net	513	—	—	—	175	12,208	—	12,896
Intangible assets subject to amortization, net	—	—	—	—	—	3,476	—	3,476
Intangible assets not subject to amortization	—	—	—	—	641	36,726	—	37,367
Goodwill	—	—	—	—	2,625	37,514	—	40,139
Other assets	88	—	659	—	22	2,350	—	3,119
Noncurrent assets of discontinued operations	—	—	—	—	—	3,605	—	3,605

Total assets	$88,122	$4,500	$80,419	$67,043	$21,553	$114,493	$(253,386)	$122,744

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Accounts payable	$4	$—	$—	$—	$18	$1,172	$—	$1,194
Participations payable	—	—	—	—	—	2,401	—	2,401
Royalties and programming costs payable	—	—	—	—	4	933	—	937
Deferred revenue	—	—	—	—	—	1,463	—	1,463
Debt due within one year	—	—	—	4	3	85	—	92
Other current liabilities	1,244	—	59	150	7	4,736	(83)	6,113
Current liabilities of discontinued operations	—	—	—	—	—	328	—	328

Total current liabilities	1,248	—	59	154	32	11,118	(83)	12,528
Long-term debt	8,971	—	1,489	4,729	333	4,716	—	20,238
Debt due (from) to affiliates	(942)	—	—	—	—	942	—	—
Deferred income taxes	13,260	451	14,740	13,348	1,472	13,707	(44,832)	12,146
Deferred revenue	—	—	—	—	—	681	—	681
Other liabilities	756	9	1,252	370	271	4,248	(1,452)	5,454
Noncurrent liabilities of discontinued operations	—	—	—	—	—	863	—	863
Minority interests	(276)	—	—	—	—	7,343	(1,338)	5,729
Shareholders’ equity
Due to (from) Time Warner and subsidiaries	—	(1,755)	(4,296)	(6,137)	(3,227)	(14,742)	30,157	—
Other shareholders’ equity	65,105	5,795	67,175	54,579	22,672	85,617	(235,838)	65,105

Total shareholders’ equity	65,105	4,040	62,879	48,442	19,445	70,875	(205,681)	65,105

Total liabilities and shareholders’ equity	$88,122	$4,500	$80,419	$67,043	$21,553	$114,493	$(253,386)	$122,744

TIME WARNER INC.
SUPPLEMENTARY INFORMATION
CONDENSED CONSOLIDATING FINANCIAL STATEMENTS — (Continued)
Consolidating Balance Sheet
December 31, 2004

						Non-		Time
	Time	TW AOL	Historic	TW		Guarantor		Warner
	Warner	Holdings	TW	Companies	TBS	Subsidiaries	Eliminations	Consolidated
				(millions)
ASSETS
Current assets
Cash and equivalents	$5,568	$—	$(1)	$84	$(15)	$503	$—	$6,139
Restricted cash	—	—	—	—	—	150	—	150
Receivables, net	30	—	—	(2)	(7)	5,331	—	5,352
Inventories	—	—	—	—	5	2,040	—	2,045
Prepaid expenses and other current assets	50	—	—	—	4	716	—	770
Current assets of discontinued operations	—	—	—	—	—	360	—	360

Total current assets	5,648	—	(1)	82	(13)	9,100	—	14,816
Noncurrent inventories and film costs	—	—	—	—	—	4,360	—	4,360
Investments in amounts due to and from consolidated subsidiaries	79,461	2,617	85,431	72,774	17,760	—	(258,043)	—
Investments, including available-for-sale securities	19	1,178	381	—	420	4,143	(1,464)	4,677
Property, plant and equipment, net	538	—	—	—	107	11,711	—	12,356
Intangible assets subject to amortization, net	—	—	—	—	—	3,843	—	3,843
Intangible assets not subject to amortization	—	—	—	—	641	36,691	—	37,332
Goodwill	1,795	—	—	—	2,795	34,799	—	39,389
Other assets	109	—	653	—	22	2,463	—	3,247
Noncurrent assets of discontinued operations	—	—	—	—	—	3,433	—	3,433

Total assets	$87,570	$3,795	$86,464	$72,856	$21,732	$110,543	$(259,507)	$123,453

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Accounts payable	$8	$—	$—	$—	$2	$1,273	$—	$1,283
Participations payable	—	—	—	—	—	2,452	—	2,452
Royalties and programming costs payable	—	—	—	—	2	928	—	930
Deferred revenue	—	—	—	—	—	1,643	—	1,643
Debt due within one year	1,000	—	—	502	2	168	—	1,672
Other current liabilities	909	—	17	184	129	5,138	(9)	6,368
Current liabilities of discontinued operations	—	—	—	—	—	325	—	325

Total current liabilities	1,917	—	17	686	135	11,927	(9)	14,673
Long-term debt	8,967	—	1,484	4,752	320	5,180	—	20,703
Debt due (from) to affiliates	(1,056)	—	—	—	1,647	1,056	(1,647)	—
Deferred income taxes	12,901	(175)	15,166	13,397	1,848	14,136	(45,482)	11,791
Deferred revenue	—	—	—	—	—	749	—	749
Mandatorily convertible preferred stock	1,500	—	—	—	—	—	—	1,500
Other liabilities	319	—	689	—	13	3,363	—	4,384
Noncurrent liabilities of discontinued operations	—	—	20	—	—	872	—	892
Minority interests	(276)	—	—	—	—	7,206	(1,467)	5,463
Shareholders’ equity
Due to (from) Time Warner and subsidiaries	—	(808)	(1,544)	(4,700)	(3,963)	(20,844)	31,859	—
Other shareholders’ equity	63,298	4,778	70,632	58,721	21,732	86,898	(242,761)	63,298

Total shareholders’ equity	63,298	3,970	69,088	54,021	17,769	66,054	(210,902)	63,298

Total liabilities and shareholders’ equity	$87,570	$3,795	$86,464	$72,856	$21,732	$110,543	$(259,507)	$123,453

TIME WARNER INC.
SUPPLEMENTARY INFORMATION
CONDENSED CONSOLIDATING FINANCIAL STATEMENTS — (Continued)
Consolidating Statement of Cash Flows
For The Nine Months Ended September 30, 2006

						Non-		Time
	Time	TW AOL	Historic	TW		Guarantor		Warner
	Warner	Holdings	TW	Companies	TBS	Subsidiaries	Eliminations	Consolidated
				(millions)
OPERATIONS
Net income	$4,799	$598	$4,542	$3,685	$1,110	$5,731	$(15,666)	$4,799
Adjustments for noncash and nonoperating items:
Cumulative effect of accounting change, net of tax	(25)	—	(2)	(2)	—	(2)	6	(25)
Depreciation and amortization	34	—	—	—	40	2,454	—	2,528
Amortization of film costs	—	—	—	—	—	2,301	—	2,301
Asset impairments	—	—	—	—	—	200	—	200
Gain on investments and other assets, net	(5)	(30)	—	(57)	(3)	(952)	—	(1,047)
Excess (deficiency) of distributions over equity in pretax income of consolidated subsidiaries	(5,539)	(948)	(4,681)	(4,198)	(1,063)	—	16,429	—
Equity in (income) losses of investee companies, net of cash distributions	—	—	—	—	—	(34)	—	(34)
Equity-based compensation	39	—	—	—	18	155	—	212
Change in due to/due from parent	—	885	—	—	—	3,440	(4,325)	—
Amounts related to securities litigation and government investigations	(177)	—	—	—	—	—	—	(177)
Changes in operating assets and liabilities, net of acquisitions	5,089	201	4,144	3,189	1,312	(3,725)	(11,142)	(932)
Adjustments relating to discontinued operations	—	—	—	—	—	(1,255)	—	(1,255)

Cash provided (used) by operations	4,215	706	4,003	2,617	1,414	8,313	(14,698)	6,570
INVESTING ACTIVITIES
Investments and acquisitions, net of cash acquired	(8)	(1)	(13)	—	(53)	(12,107)	—	(12,182)
Investment in Wireless Spectrum Joint Venture	—	—	—	—	—	(182)	—	(182)
Advances to parents and consolidated subsidiaries	—	—	—	—	—	—	—	—
Capital expenditures and product development costs	(25)	—	—	—	(98)	(2,554)	—	(2,677)
Capital expenditures from discontinued operations	—	—	—	—	—	(56)	—	(56)
Investment proceeds from available-for-sale securities	1	38	—	—	—	3	—	42
Other investment proceeds	11	—	20	57	396	2,590	—	3,074
Change in investment segment	(1,073)	—	—	—	—	—	1,073	—

Cash provided (used) by investing activities	(1,094)	37	7	57	245	(12,306)	1,073	(11,981)
FINANCING ACTIVITIES
Borrowings	4,843	—	—	—	—	10,737	—	15,580
Debt repayments	(1,500)	—	—	(546)	—	(505)	—	(2,551)
Change due to/from parent	830	(743)	(4,009)	(2,183)	(1,683)	(5,837)	13,625	—
Proceeds from exercise of stock options	378	—	—	—	—	—	—	378
Excess tax benefit on stock options	61	—	—	—	—	—	—	61
Principal payments on capital leases	—	—	—	—	(2)	(62)	—	(64)
Repurchases of common stock	(10,659)	—	—	—	—	—	—	(10,659)
Issuance mandatorily redeemable preferred membership units by subsidiary	—	—	—	—	—	300	—	300
Dividends paid	(658)	—	—	—	—	—	—	(658)
Other	—	—	—	—	—	(18)	—	(18)

Cash provided (used) by financing activities	(6,705)	(743)	(4,009)	(2,729)	(1,685)	4,615	13,625	2,369
INCREASE (DECREASE) IN CASH AND EQUIVALENTS	(3,584)	—	1	(55)	(26)	622	—	(3,042)
		[a] [a]
CASH AND EQUIVALENTS AT BEGINNING OF PERIOD	3,798	—	—	59	36	327	—	4,220

CASH AND EQUIVALENTS AT END OF PERIOD	$214	$—	$1	$4	$10	$949	$—	$1,178
		~~~ ~

TIME WARNER INC.
SUPPLEMENTARY INFORMATION
CONDENSED CONSOLIDATING FINANCIAL STATEMENTS — (Continued)
Consolidating Statement of Cash Flows
For The Nine Months Ended September 30, 2005

						Non-		Time
	Time	TW AOL	Historic	TW		Guarantor		Warner
	Warner	Holdings	TW	Companies	TBS	Subsidiaries	Eliminations	Consolidated
	(millions)
OPERATIONS
Net income	$1,367	$1,174	$2,539	$1,967	$744	$3,536	$(9,960)	$1,367
Adjustments for noncash and nonoperating items:
Depreciation and amortization	32	—	—	—	27	2,273	—	2,332
Amortization of film costs	—	—	—	—	—	2,395	—	2,395
Asset impairments	—	—	—	—	—	24	—	24
Loss (gain) on sale of investments and other assets, net	—	(941)	(53)	—	13	(100)	—	(1,081)
Excess (deficiency) of distributions over equity in pretax income of consolidated subsidiaries	(5,295)	(885)	(3,525)	(3,136)	(879)	—	13,720	—
Equity in (income) losses of investee companies, net of cash distributions	—	—	—	—	2	(26)	—	(24)
Equity-based compensation	30	—	—	—	30	226	—	286
Amounts related to securities litigation and government investigations	2,700	—	—	—	—	—	—	2,700
Changes in operating assets and liabilities, net of acquisitions	4,567	(994)	2,791	2,162	1,026	(185)	(11,944)	(2,577)
Adjustments relating to discontinued operations	—	—	—	—	—	95	—	95

Cash provided (used) by operations	3,401	(1,646)	1,752	993	963	8,238	(8,184)	5,517
INVESTING ACTIVITIES
Investments and acquisitions, net of cash acquired	—	(1)	(20)	—	(65)	(405)	—	(491)
Advances to parents and consolidated subsidiaries	(65)	—	—	(4)	—	—	69	—
Capital expenditures and product development costs	(21)	—	—	—	(72)	(2,058)	—	(2,151)
Capital expenditures from discontinued operations	—	—	—	—	—	(108)	—	(108)
Investment proceeds from available-for-sale securities	—	965	—	—	—	26	—	991
Other investment proceeds	—	14	138	—	—	262	—	414

Cash provided (used) by investing activities	(86)	978	118	(4)	(137)	(2,283)	69	(1,345)
FINANCING ACTIVITIES
Borrowings	—	—	—	—	—	7	—	7
Debt repayments	(1,000)	—	—	(500)	—	(408)	—	(1,908)
Change due to/from parent	(66)	668	(1,872)	(512)	(790)	(5,794)	8,366	—
Redemption of redeemable preferred securities of subsidiaries	—	—	—	—	—	251	(251)	—
Proceeds from exercise of stock options	275	—	—	—	—	—	—	275
Excess tax benefit on stock options	80	—	—	—	—	—	—	80
Principal payments on capital leases	—	—	—	—	(2)	(92)	—	(94)
Repurchases of common stock	(485)	—	—	—	—	—	—	(485)
Dividends paid	(235)	—	—	—	—	—	—	(235)
Other	8	—	—	—	—	—	—	8

Cash provided (used) by financing activities	(1,423)	668	(1,872)	(1,012)	(792)	(6,036)	8,115	(2,352)
INCREASE (DECREASE) IN CASH AND EQUIVALENTS	1,892	—	(2)	(23)	34	(81)	—	1,820

CASH AND EQUIVALENTS AT BEGINNING OF PERIOD	5,568	—	(1)	84	(15)	503	—	6,139

CASH AND EQUIVALENTS AT END OF PERIOD	$7,460	$—	$(3)	$61	$19	$422	$—	$7,959

TIME WARNER INC.
SUPPLEMENTARY INFORMATION
CONDENSED CONSOLIDATING FINANCIAL STATEMENTS — (Continued)
Consolidating Statement of Cash Flows
For The Year Ended December 31, 2005

						Non-		Time
	Time	TW AOL	Historic	TW		Guarantor		Warner
	Warner	Holdings	TW	Companies	TBS	Subsidiaries	Eliminations	Consolidated
				(millions)
OPERATIONS
Net income	$2,671	$1,311	$3,700	$2,979	$945	$4,983	$(13,918)	$2,671
Adjustments for noncash and nonoperating items:
Depreciation and amortization	43	—	—	—	40	3,045	—	3,128
Amortization of film costs	—	—	—	—	—	3,505	—	3,505
Asset impairments	—	—	—	—	—	24	—	24
Loss (gain) on sale of investments and other assets, net	—	(935)	(53)	—	17	(115)	—	(1,086)
Excess (deficiency) of distributions over equity in pretax income of consolidated subsidiaries	(6,951)	(1,024)	(5,079)	(4,620)	(1,106)	—	18,780	—
Equity in (income) losses of investee companies, net of cash distributions	—	—	—	—	3	(18)	—	(15)
Equity-based compensation	44	—	—	—	36	276	—	356
Amounts related to securities litigation and government investigations	111	—	—	—	—	—	—	111
Changes in operating assets and liabilities, net of acquisitions	5,756	(994)	3,159	3,552	1,225	(1,280)	(15,402)	(3,984)
Adjustments relating to discontinued operations	—	—	—	—	—	167	—	167

Cash provided (used) by operations	1,674	(1,642)	1,727	1,911	1,160	10,587	(10,540)	4,877
INVESTING ACTIVITIES
Investments and acquisitions, net of cash acquired	—	(2)	(22)	—	(74)	(533)	—	(631)
Investments and acquisitions of discontinued operations	—	—	—	—	—	(49)	—	(49)
Advances to parents and consolidated subsidiaries	(114)	—	915	(3)	—	—	(798)	—
Capital expenditures and product development costs	(23)	—	—	—	(121)	(2,958)	—	(3,102)
Capital expenditures from discontinued operations	—	—	—	—	—	(144)	—	(144)
Investment proceeds from available-for-sale securities	—	965	—	—	—	26	—	991
Other investment proceeds	—	14	138	—	—	287	—	439

Cash provided (used) by investing activities	(137)	977	1,031	(3)	(195)	(3,371)	(798)	(2,496)
FINANCING ACTIVITIES
Borrowings	—	—	—	—	—	6	—	6
Debt repayments	(1,000)	—	—	(500)	—	(450)	—	(1,950)
Debt repayments from discontinued operations	—	—	—	—	—	(45)	—	(45)
Change due to/from parent	(114)	665	(2,757)	(1,433)	(912)	(6,787)	11,338	—
Proceeds from exercise of stock options	307	—	—	—	—	—	—	307
Excess tax benefit on stock options	88	—	—	—	—	—	—	88
Principal payments on capital leases	—	—	—	—	(2)	(116)	—	(118)
Repurchases of common stock	(2,141)	—	—	—	—	—	—	(2,141)
Dividends paid	(466)	—	—	—	—	—	—	(466)
Other	19	—	—	—	—	—	—	19

Cash provided (used) by financing activities	(3,307)	665	(2,757)	(1,933)	(914)	(7,392)	11,338	(4,300)
INCREASE (DECREASE) IN CASH AND EQUIVALENTS	(1,770)	—	1	(25)	51	(176)	—	(1,919)

CASH AND EQUIVALENTS AT BEGINNING OF PERIOD	5,568	—	(1)	84	(15)	503	—	6,139

CASH AND EQUIVALENTS AT END OF PERIOD	$3,798	$—	$—	$59	$36	$327	$—	$4,220

TIME WARNER INC.
SUPPLEMENTARY INFORMATION
CONDENSED CONSOLIDATING FINANCIAL STATEMENTS — (Continued)
Consolidating Statement of Cash Flows
For The Year Ended December 31, 2004

						Non-		Time
	Time	TW AOL	Historic	TW		Guarantor		Warner
	Warner	Holdings	TW	Companies	TBS	Subsidiaries	Eliminations	Consolidated
				(millions)
OPERATIONS
Net income	$3,108	$715	$3,168	$2,407	$1,011	$4,217	$(11,518)	$3,108
Adjustments for noncash and nonoperating items:
Cumulative effect of accounting change, net of tax	(34)	(34)	—	—	—	(34)	68	(34)
Depreciation and amortization	42	—	—	—	25	3,004	—	3,071
Amortization of film costs	—	—	—	—	—	3,610	—	3,610
Asset impairments	—	—	—	—	—	10	—	10
Loss (gain) on investments and other assets, net	—	(245)	—	—	(120)	(67)	—	(432)
Excess (deficiency) of distributions over equity in pretax income of consolidated subsidiaries	(5,539)	(695)	(4,709)	(3,992)	(1,261)	—	16,196	—
Equity in (income) losses of investee companies and cash distributions	—	—	—	—	(7)	26	—	19
Equity-based compensation	110	—	—	—	48	416	—	574
Amounts related to securities litigation and government investigations	—	—	—	—	—	300	—	300
Changes in operating assets and liabilities, net of acquisitions	6,376	(607)	7,631	6,841	2,118	648	(26,846)	(3,839)
Adjustments relating to discontinued operations	—	—	—	—	—	167	—	167

Cash provided (used) by operations	4,063	(866)	6,090	5,256	1,814	12,297	(22,100)	6,554
INVESTING ACTIVITIES
Investments and acquisitions, net of cash acquired	—	(28)	—	—	2	(847)	—	(873)
Investments and acquisitions from discontinued operations	—	—	—	—	—	(4)	—	(4)
Advances to parents and consolidated subsidiaries	(1,053)	—	(357)	—	(42)	—	1,452	—
Capital expenditures and product development costs	(165)	—	—	—	(119)	(2,584)	—	(2,868)
Capital expenditures from discontinued operations	—	—	—	—	—	(156)	—	(156)
Investment proceeds from available-for-sale securities	—	366	—	—	—	166	—	532
Other investment proceeds	—	223	—	—	146	2,497	—	2,866

Cash provided (used) by investing activities	(1,218)	561	(357)	—	(13)	(928)	1,452	(503)
FINANCING ACTIVITIES
Borrowings	—	—	—	—	—	1,320	—	1,320
Debt repayments	—	—	—	(302)	(450)	(3,771)	—	(4,523)
Change due to/from parent	74	305	(5,733)	(4,959)	(1,418)	(8,917)	20,648	—
Proceeds from exercise of stock options	353	—	—	—	—	—	—	353
Excess tax benefit on stock options	63	—	—	—	—		—	63
Principal payments on capital leases	—	—	—	—	—	(190)	—	(190)
Other	25	—	—	—	—	—	—	25

Cash provided (used) by financing activities	515	305	(5,733)	(5,261)	(1,868)	(11,558)	20,648	(2,952)
INCREASE (DECREASE) IN CASH AND EQUIVALENTS	3,360	—	—	(5)	(67)	(189)	—	3,099

CASH AND EQUIVALENTS AT BEGINNING OF PERIOD	2,208	—	(1)	89	52	692	—	3,040

CASH AND EQUIVALENTS AT END OF PERIOD	$5,568	$—	$(1)	$84	$(15)	$503	$—	$6,139

TIME WARNER INC.
SUPPLEMENTARY INFORMATION
CONDENSED CONSOLIDATING FINANCIAL STATEMENTS – (Continued)
Consolidating Statement of Cash Flows
For The Year Ended December 31, 2003

						Non-		Time
	Time	TW AOL	Historic	TW		Guarantor		Warner
	Warner	Holdings	TW	Companies	TBS	Subsidiaries	Eliminations	Consolidated
				(millions)
OPERATIONS
Net income	$2,166	$1,057	$1,684	$1,381	$508	$3,038	$(7,668)	$2,166
Adjustments for noncash and nonoperating items:
Cumulative effect of accounting change, net of tax	12	—	12	7	5	12	(36)	12
Depreciation and amortization	25	—	1	—	26	2,949	—	3,001
Amortization of film costs	—	—	—	—	—	2,959	—	2,959
Asset impairments	—	—	—	—	—	219	—	219
Loss (gain) on investments and other assets, net	12	(186)	—	—	—	(413)	—	(587)
Excess (deficiency) of distributions over equity in pretax income of consolidated subsidiaries	(4,665)	(882)	(3,752)	(3,578)	(583)	—	13,460	—
Equity in losses of investee companies and cash distributions	—	7	—	—	1	144	—	152
Equity-based compensation	216	—	—	—	66	653	—	935
Changes in operating assets and liabilities, net of acquisitions	7,711	(1,173)	6,615	4,218	547	2,089	(23,483)	(3,476)
Adjustments relating to discontinued operations	—	—	—	—	—	1,129	—	1,129

Cash provided (used) by operations	5,477	(1,177)	4,560	2,028	570	12,779	(17,727)	6,510
INVESTING ACTIVITIES
Investments and acquisitions, net of cash acquired	—	(4)	—	—	(103)	(463)	—	(570)
Investment and acquisitions from discontinued operations	—	—	—	—	—	(52)	—	(52)
Advances to parents and consolidated subsidiaries	(99)	—	(12)	(104)	—	(480)	695	—
Capital expenditures and product development costs	—	—	—	—	(116)	(2,528)	—	(2,644)
Capital expenditures from discontinued operations	—	—	—	—	—	(243)	—	(243)
Investment proceeds from available-for-sale securities	—	1,065	—	—	1	(5)	—	1,061
Investment proceeds from discontinued operations	—	—	—	—	—	1,074	—	1,074
Other investment proceeds	—	3	—	—	—	1,448	—	1,451

Cash provided (used) by investing activities	(99)	1,064	(12)	(104)	(218)	(1,249)	695	77
FINANCING ACTIVITIES
Borrowings	1,163	—	—	—	—	1,208	—	2,371
Debt repayments	(4,314)	—	—	(370)	—	(4,509)	2,084	(7,109)
Change due to/from parent	—	113	(4,549)	(3,657)	(329)	(8,609)	17,031	—
Redemption of redeemable preferred securities of subsidiary	(813)	—	—	—	—	—	—	(813)
Proceeds from exercise of stock options	372	—	—	—	—	—	—	372
Excess tax benefit on stock options	84	—	—	—	—	—	—	84
Principal payments on capital leases	—	—	—	—	—	(171)	—	(171)
Other	(11)	—	—	—	—	—	—	(11)

Cash provided (used) by financing activities	(3,519)	113	(4,549)	(4,027)	(329)	(12,081)	19,115	(5,277)
INCREASE (DECREASE) IN CASH AND EQUIVALENTS	1,859	—	(1)	(2,103)	23	(551)	2,083	1,310

CASH AND EQUIVALENTS AT BEGINNING OF PERIOD	349	—	—	2,192	29	1,243	(2,083)	1,730

CASH AND EQUIVALENTS AT END OF PERIOD	$2,208	$—	$(1)	$89	$52	$692	$—	$3,040

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors and Shareholders of
Time Warner Inc.
We have previously audited the consolidated balance sheets of Time Warner Inc. (“Time Warner”) as of December 31, 2005 and 2004, and the related consolidated statements of operations, shareholders’ equity and cash flows for each of the three years in the period ended December 31, 2005 (the “Time Warner Financial Statements”) included in Time Warner’s Current Report on Form 8-K dated November 3, 2006 and filed with the Securities and Exchange Commission on November 3, 2006 (the “Form 8-K”). Our audits also included the Financial Statement Schedule II included in the Form 8-K listed in the index at Item 15(a) and the condensed consolidating financial statements of Time Warner as of December 31, 2005 and 2004 and for each of the three years in the period ended December 31, 2005 (the “Time Warner Parent Financial Statements”). The Time Warner Financial Statements and Schedule are not included herein. The Time Warner Financial Statements, schedule and the Time Warner Parent Financial Statements are the responsibility of Time Warner’s management. Our responsibility is to express an opinion on the Time Warner Financial Statements, schedule and Time Warner Parent Financial Statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the Time Warner Financial Statements referred to above present fairly, in all material respects, the consolidated financial position of Time Warner at December 31, 2005 and 2004, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2005, in conformity with U.S. generally accepted accounting principles. Also, in our opinion the related financial statement schedule and Time Warner Parent Financial Statements, when considered in relation to the Time Warner Financial Statements taken as a whole, presents fairly in all material respects the information set forth therein.
As discussed in Note 1 to the Time Warner Financial Statements, as of January 1, 2006 Time Warner adopted Financial Accounting Standards Board Statement No. FAS 123R, Share Based Payment, and changed its method of accounting for certain programming inventory, both using a retrospective application method. Additionally in 2004 and 2003, Time Warner changed its method of accounting for certain variable interest entities.
We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the effectiveness of Time Warner’s internal control over financial reporting as of December 31, 2005, based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission and our report dated February 23, 2006 expressed an unqualified opinion thereon.
New York, New York
November 2, 2006